UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2005

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                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-50280
                            (Commission File Number)

                                   62-1847043
                     (I.R.S. Employer Identification Number)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)

                                 (615) 665-1858
              (Registrant's telephone number, including area code)

                                       N/A
              (Name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

     On March 19, 2002, iPayment, Inc. (as successor in interest to iPayment Holdings, Inc.) (the "Registrant") issued Convertible Subordinated Promissory Notes, as amended and restated on April 1, 2003 (the "Notes"), to Summit Investors III, L.P., Summit V Advisors (QP) Fund, L.P., Summit V Advisors Fund, L.P., Summit Ventures V Companion Fund, L.P., Summit Ventures V, L.P. (together, the "Summit Entities"), and Randolph Street Partners and Randolph Street Partners 1998 DIF, LLC (together, the "Randolph Entities" and together with the Summit Entities, the "Converting Noteholders"), for an aggregate initial principal amount of $14,975,000.

     On August 19, 2005, the Converting Noteholders notified the Registrant of their intention to convert the Notes into shares of the Registrant's common stock, $0.01 par value, effective August 22, 2005, in accordance with the terms of the Notes. Accordingly, on August 22, 2005, the Registrant issued to the Converting Noteholders a total of 662,070 shares of common stock upon conversion of the aggregate outstanding balance of the Notes of $15,331,100.51, at a conversion price of $23.16 per share. The number of shares issued to the Converting Noteholders amounted to approximately 3.5% of the Registrant's issued and outstanding common stock upon conversion after giving effect to the issuance of such shares.

     The Registrant's issuance of its common stock to the Converting Noteholders is exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPAYMENT, INC.

                                        By: /s/ Afshin M. Yazdian
                                           -------------------------------------
                                           Name:   Afshin M. Yazdian
                                           Title:  Executive Vice President,
                                                   General Counsel and Secretary

Dated:  August 25, 2005

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